CAMDEN LEARNING CORPORATION ANNOUNCES
ENTRY INTO COMMON STOCK PURCHASE AGREEMENT

BALTIMORE, MD and RAPID CITY, SD – November 18, 2009 – Camden Learning Corporation (OTCBB: CAEL, CAELW, CAELU) today announced it has entered into an agreement to purchase 1,030,167 of the shares of its common stock sold in its initial public offering in a privately negotiated transaction (the “Agreement”) for a purchase price of $8,210,430.99 from a stockholder who otherwise intended to vote against the previously announced proposed business combination between Camden and Dlorah, Inc.  The purchases of the shares pursuant to the Agreement will take place concurrently with or immediately following the closing of the transaction with Dlorah and the purchase will be paid for with funds that will be released from Camden’s trust account upon consummation of the transaction with Dlorah.

Pursuant to the Agreement, the holder has agreed to give Camden’s management a proxy to vote its shares in favor of each of the stockholder proposals set forth in the definitive proxy statement filed by Camden with the Securities and Exchange Commission on November 10, 2009 (the “Definitive Proxy Statement”). This proxy will revoke any prior proxy associated with the shares subject to the Agreement that voted against such proposals.

Additional information regarding Camden, Dlorah and the related transactions is available in the Definitive Proxy Statement filed with the SEC on November 10, 2009, a copy of which may be obtained without charge, at the SEC’s website at http://www.sec.gov.

About Camden Learning Corporation

Camden is a special purpose acquisition company formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets.  Camden’s initial public offering was consummated on December 5, 2007 and it received net proceeds of approximately $53 million through the sale of 6,250,000 units, including 376,300 units pursuant to the underwriters’ over-allotment option, at $8.00 per unit.  Each unit is comprised of one share of Camden common stock and one warrant with an exercise price of $5.50.  As of August 31, 2009, Camden held approximately $52.5 million (or approximately $7.92 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About National American University

Accredited by the Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing quality career education since 1941.  National American University opened its first campus in Rapid City, S.D., and the university has grown to 16 locations throughout the central United States.  In 1996, National American University started developing online courses through its distance learning virtual campus, and today offers students the flexibility and convenience to take classes when it fits their busy lifestyle.  Undergraduate program offerings vary from diploma, associate and bachelor’s degrees in areas ranging from accounting, allied health, athletic training, business, criminal justice, healthcare management, information technology, legal studies, organizational leadership, veterinary technology and nursing.  The university added graduate studies programs in 2000 and offers Master of Management and Master of Business Administration degrees.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Camden, Dlorah and Camden’s business after completion of the proposed transactions.  Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current beliefs and expectations and involve a number of assumptions.  These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of Camden following the proposed transaction; the ability to continue to receive Title IV funds; the growth of the market for Camden’s services; expansion plans and opportunities; consolidation in the market for Camden’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.   These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) Camden’s ability to complete its initial business combination within the specified time limits; (2) the Company’s maintenance of Title IV eligibility and Department of Education/Higher Learning Commission accreditation following the proposed transaction; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with Camden’s business or in approving the proposed transaction or another business combination; (4) success in retaining or recruiting, or changes required in, Camden’s officers, key employees or directors following the proposed transaction; (5) the potential liquidity and trading of Camden’s public securities; (6) adverse tax consequences related to National American University Foundation; (7) Dlorah’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of Camden following the proposed transaction; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (11) other risks referenced from time to time in Camden’s filings with the SEC and those factors listed in the proxy statement therein under “Risk Factors”.  Neither Camden nor Dlorah assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Camden, Dlorah and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Camden’s stockholders to be held to approve the transaction described herein and of Camden’s warrantholders to amend the terms of the warrant agreement.  The underwriters of Camden’s initial public offering may provide assistance to Camden, Dlorah and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies.  A substantial portion of the underwriters’ fees relating to Camden’s initial public offering were deferred pending stockholder approval of Camden’s initial business combination, and stockholders and warrantholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.  In connection with the proposed transaction, Camden has filed with the Securities and Exchange Commission a definitive proxy statement.  Camden’s stockholders and warrantholders are advised to read the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents contain important information.  The definitive proxy statement was mailed to Camden’s stockholders and warrantholders of record as of November 5, 2009.  Camden’s stockholders and warrantholders are also able to obtain a copy of the proxy statement, without charge, by directing a request to: Camden Learning Corporation, 500 East Pratt Street, Suite 1200, Baltimore, MD 21202.  The definitive proxy statement can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Contacts:

Camden Learning Corporation
Contact: Mr. David Warnock
410-878-6800
dwarnock@camdenpartners.com

Investor Relations Counsel
The Equity Group Inc.
Adam Prior
212-836-9606
aprior@equityny.com